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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-04889

Tekla Healthcare Investors
(Exact name of registrant as specified in charter)

100 Federal Street, 19th Floor, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2017 to March 31, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

TEKLA HEALTHCARE INVESTORS

Semiannual Report

March 31, 2018

(Unaudited)

TEKLA HEALTHCARE INVESTORS

Distribution policy: The Fund has implemented a managed distribution policy (the Policy) that provides for quarterly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Policy would result in a return of capital to shareholders, if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in the Fund's notices pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that tells you how to report distributions for federal income tax purposes.

You should not draw any conclusions about the Fund's investment performance from the amount of distributions pursuant to the Policy or from the terms of the Policy. The Policy has been established by the Trustees and may be changed or terminated by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distributions considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The suspension or termination of the Policy could have the effect of creating a trading discount or widening an existing trading discount. At this time there are no reasonably foreseeable circumstances that might cause the Trustees to terminate the Policy.

Consider these risks before investing: As with any investment company that invests in equity securities, the Fund is subject to market risk—the possibility that the prices of equity securities will decline over short or extended periods of time. As a result, the value of an investment in the Fund's shares will fluctuate with the market generally and market sectors in particular. You could lose money over short or long periods of time. Political and economic news can influence marketwide trends and can cause disruptions in the U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares. Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in equity securities of Healthcare Companies may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.

TEKLA HEALTHCARE INVESTORS

Dear Shareholders,

We continue to see mixed results from the market. After a pullback in the second half of 2015, the healthcare market advanced nicely during 2016 and most of 2017. Sentiment during this period appeared favorable. Whatever the politics, the market reacted favorably to the election of President Trump, advancing approximately 20% in 2017.

However, in late 2017 and particularly in early 2018, there appeared to be a reversal in sentiment. In January of 2018, we saw an apparent break in the upward trend that had been in place for some time in the healthcare/biotechnology market and in the broad S&P 500® Index* (SPX). In addition, we saw a near record increase in volatility in February 2018. Furthermore, the healthcare/biotechnology market was flat to down during the first calendar quarter of 2018.

At the moment, it is not clear where the markets are heading, either sentiment or index level wise. On the macro front, valuations are high but not absurdly so. In the political domain, there has been an escalation in the level of rhetoric expressed by each of the principal U.S. political parties. However, while we see a lot of heat, we don't see much actual fire. We don't see either a macroeconomic or political tsunami coming.

Within the healthcare/biotechnology sector, we expect more of what we have seen for the last several years. We expect more dialogue about drug pricing and some concern about the expiration of patents associated with the pipelines of the largest biotechnology and pharmaceutical companies. As has been the case for some time, we think leadership of these large companies will take their time but will ultimately acquire mid- and small-cap companies with differentiated products, probably for prices that are higher than they would have been had management acted more quickly. The justification, or maybe rationalization, for waiting has been to wait until risk is materially reduced.

In any event, we remain cautiously optimistic about the healthcare/biotechnology sector. Investment capital continues to enter the sector. Innovation continues unabated though we have seen a recent period where it appears there have been a few more product misses than hits. Merger and Acquisition (M&A) activity seems to be picking up. After the pullback in the first quarter of 2018, valuations seem reasonable. The U.S. Food and Drug Administration (FDA) seems to be a bit more open about approving new and novel drugs as well as assertive about increasing access to established (generic) drugs that have lost patent protection.

While we can't have any idea what will occur in the future, we feel that sector performance in the last five years, even in the face of a very difficult pullback in 2015, has been reasonable, representing a fair return for the not inconsiderable risk associated with the sector. We note that in the last five years, the annualized return of the NASDAQ Biotechnology Index®* (NBI) (+15.39%) and the S&P Composite 1500® Health Care Index* ("S15HLTH") (+14.47%) has exceeded that of the SPX (+13.30%).

Biotechnology, Healthcare, and S&P 500 Index Performance
2013 – 2018

We note that Dr. Uwe Reinhardt has been one of the leading lights in the debate about cost/effectiveness in the healthcare industry for many decades. We mourn Uwe's recent passing and will miss him as colleague, mentor, friend and Trustee of the Fund.

As always, we thank you for your consideration of the Tekla Funds. Please call our distribution partner Destra Capital or us if you have any questions.

Be well,

Daniel R. Omstead
President and Portfolio Manager

Perspective on the Biotechnology and Healthcare Sectors

As is well documented, after a pullback in the second half of 2015, we saw a general market advance in both the healthcare/biotech and broad market indices in 2016 and through most of 2017. Much has been written about this move, including its characterization as a slow, steady upward "grind" of stocks. Sector performance has been attributed to positive sentiment, promises by the new administration, reasonable valuations and the like. The prospect of tax reform, implemented late in 2017, probably contributed positively to sentiment as well. In any event, despite partisan rancor, rampant since the Presidential election, the stock market performed well through much of 2017.

However, in early 2018, sentiment appeared to us to shift significantly. And in February 2018, we saw both a substantive spike in volatility and a market pullback. Since that time, the market has been choppy, with several successive up and down moves. In the first three months of 2018, both the broad healthcare/biotechnology market and the general market were flattish to down.

As with recent market trends, events in the healthcare/biotechnology market have been mixed. Performance trends in this market tend to be driven by clinical and regulatory events. As we have reported we continue to see increases in the number of clinical trials undertaken.

Number of Registered Clinical Trials Over Time

However, while there have been successes, it is our impression that in the last six months or so, there have been more clinical trial endpoint misses than hits. It appears that investors have become less willing to increase exposure to prospective clinical trial outcomes. It doesn't look to us that investors are being adequately rewarded for taking such risk.

In contrast to this apparent reluctance to invest, we see several hopeful signs. The advance of technology seems to us to be moving forward relentlessly. For example, immuno-oncology (I/O) is dramatically improving prospects for cancer patients. This area uses one or more drugs to enhance rather than replace a patient's existing immune system to fight disease. In the last six months we have seen impressive advances in the treatment of lung cancer, by far the most common type of cancer. It has been reported that more than 1000 single agent clinical trials and more than 1600 multiple agent I/O clinical trials are in process in many types of cancer. The progress in this area is remarkable. Impressive developments, both in clinical trial development and commercialization, are also being demonstrated in related areas of gene therapy and gene editing.

With regard to commercialization, the product lines of many of the largest biotechnology and pharmaceutical companies are subject to patent expiration, challenging growth of sales and profits. This trend has caused some investors to decrease exposure to large biotech and pharma companies. A solution for many companies will be to acquire small and mid-sized companies. This of course is good for both the acquired and the acquiring companies. The acquirer gets a new product while the acquired company gets taken out at a premium. In the last six to twelve months, we have seen an increase in M&A. Among other transactions, Gilead Sciences, Inc. has acquired Kite Pharma, Inc., Sanofi S.A. has acquired Bioverativ Inc. and Celgene Corporation has acquired Juno Therapeutics, Inc. This trend is also good for investors, as positive sentiment usually follows increased M&A activity.

Regulatory trends have also been important. The FDA plays a critical role in approval of drugs. The principal role of the FDA is to protect the public safety; this sometimes leads the Agency to be cautious about product approvals. However, in the last year or more, we have been impressed by the FDA's efforts to get new and novel drugs to market. We think the new FDA commissioner, Scott Gottlieb has had much to do with this trend.

New Molecular Entity (NME) and New Biologic License
Application (BLA) FDA Approvals by Calendar Year

Beyond these observed trends, we are also overall optimistic about the next year or so. There are a number of products that have the ability to dramatically affect the future of the sector. There will be plenty of successes AND some failures in the sector's product development pipeline. I/O, through use of checkpoint inhibitors and cellular therapies (including both CAR-T and T cell receptor based therapies) will continue to make progress. We expect improvement in the treatment of hematologic malignancies that have been the hallmark of these techniques to date. We are also hopeful that these approaches can be extended to the treatment of solid tumor cancers. We expect the most impressive progress to come through the combination of I/O with other forms of cell therapy, gene therapy and gene editing. We also expect to see more M&A activity as well as a continuation of the open mindedness we have been seeing from the FDA.

But, as usual, the sector is not without its challenges. The healthcare sector consumes a "healthy" portion of the US' GDP and as such is always under scrutiny with respect to cost/benefit analysis. In particular, there are regular calls for limiting drug prices. Such calls are always a risk to sentiment regarding the drug sector. In our view, however, the cost/benefit of the drug industry's products is favorable. Overall, we remain cautiously optimistic about the healthcare/biotechnology sector.

TEKLA HEALTHCARE INVESTORS

Fund Essentials

(Unaudited)

Objective of the Fund

The Fund's investment objective is to seek long-term capital appreciation.

Description of the Fund

Tekla Healthcare Investors (HQH) is a non-diversified closed-end healthcare fund traded on the New York Stock Exchange under the ticker HQH. HQH primarily invests in healthcare industries with an emphasis on mid to large cap biotechnology and pharmaceutical growth companies with a maximum of 40% of the Fund's assets in restricted securities of both public and private companies.

Investment Philosophy

Tekla Capital Management LLC, the Investment Adviser to the Fund, believes that:

•  Aging demographics and adoption of new medical products and services can provide long-term tailwinds for healthcare companies

•  Late stage biotechnology product pipeline could lead to significant increases in biotechnology sales

•  Investment opportunity spans 11 sub-sectors including biotechnology, healthcare technology, managed care and healthcare REITs

•  Robust M&A activity in healthcare may create additional investment opportunities

Fund Overview and Characteristics as of 3/31/18

Market Price[1]	$21.53
NAV[2]	$23.37
Premium/(Discount)	-7.87%
Average 30 Day Volume	119,452
Net Assets	$971,060,459
Ticker	HQH
NAV Ticker	XHQHX
Commencement of Operations Date	4/22/87
Fiscal Year to Date Distributions Per Share	$1.00

1 The closing price at which the Fund's shares were traded on the exchange.

2 Per-share dollar value of the Fund, calculated by dividing the total value of all the securities in its portfolio, plus any other assets and less liabilities, by the number of Fund shares outstanding.

Holdings of the Fund (Data is based on net assets)

Asset Allocation as of 3/31/18

Sector Diversification as of 3/31/18

This data is subject to change on a daily basis.

TEKLA HEALTHCARE INVESTORS

Largest Holdings by Issuer

(Excludes Short-Term Investments)

As of March 31, 2018
(Unaudited)

Issuer – Sector	% of Net Assets
Gilead Sciences, Inc. – Biotechnology	7.4%
Amgen Inc. – Biotechnology	6.5%
Celgene Corporation – Biotechnology	6.2%
Biogen Inc. – Biotechnology	5.6%
Vertex Pharmaceuticals Incorporated – Biotechnology	5.2%
Illumina, Inc. – Life Sciences Tools & Services	4.3%
Mylan N.V. – Pharmaceuticals	4.0%
Regeneron Pharmaceuticals, Inc. – Biotechnology	3.1%
Alexion Pharmaceuticals, Inc. – Biotechnology	2.8%
Incyte Corporation – Biotechnology	2.8%
Johnson & Johnson – Pharmaceuticals	2.6%
Pfizer, Inc. – Pharmaceuticals	1.6%
IDEXX Laboratories, Inc. – Health Care Equipment & Supplies	1.5%
BioMarin Pharmaceutical Inc. – Biotechnology	1.5%
Neurocrine Biosciences, Inc. – Biotechnology	1.4%
Merck & Co., Inc. – Pharmaceuticals	1.4%
Jazz Pharmaceuticals plc – Pharmaceuticals	1.3%
SPDR S&P Biotech ETF – Exchange Traded Fund	1.2%
Seattle Genetics, Inc. – Biotechnology	1.1%
Sarepta Therapeutics, Inc. – Biotechnology	1.1%

Fund Performance

HQH is a closed-end fund which invests predominantly in healthcare companies. Subject to regular consideration, the Trustees of HQH have instituted a policy of making quarterly distributions to shareholders. The Fund seeks to make such distributions in the form of long-term capital gains.

The Fund considers investments in companies of all sizes and in all healthcare subsectors, including but not limited to, biotechnology, pharmaceuticals, healthcare equipment, healthcare supplies, life science tools and services, healthcare distributors, managed healthcare, healthcare technology, and healthcare facilities. The Fund emphasizes innovation, investing both in public and pre-public venture companies. The Fund considers its venture investments to be a differentiating characteristic.

Among the various healthcare subsectors, HQH has considered the biotechnology subsector, including both pre-public and public companies, to be a key contributor to the healthcare sector. The Fund holds biotech assets, including both public and pre-public, often representing 50-65% of net assets.

There is no commonly published index which matches the investment strategy of HQH. The S15HLTH consists of more than 160 companies representing most or all of the healthcare subsectors in which HQH typically invests; biotechnology often represents 15-23% of this index. By contrast, the NBI, which contains approximately 190 constituents, is much more narrowly constructed. The vast majority of this index is comprised of biotechnology, pharmaceutical and life science tools companies. In recent years, biotechnology has often represented 72-82% of the NBI. Neither the S15HLTH nor NBI indices contain any material amount of pre-public company assets.

Given these circumstances we present both NAV and stock returns for the Fund in comparison to several commonly published indices. One index, the SPX, is a commonly considered broad based index; this index is comprised of companies in many areas of the economy, including, but not limited to healthcare. As described above, the NBI is a healthcare index mostly focused in three healthcare sectors with a uniquely high level of biotechnology comparison. The S15HLTH contains a wider representation of healthcare subsectors, but typically contains a much lower biotechnology composition.

HQH generally invests in a combination of large cap growth-oriented and earlier stage innovative healthcare companies with a focus on the biotechnology sector. Generally, HQH targets biotechnology exposure below that of the NBI and substantially higher biotechnology exposure than that of the S15HLTH. We note that, in recent periods, biotechnology has been a significant contributor to returns (both positive and negative) associated with those indices. We believe this sector continues to have significant potential for growth in the future.

Fund Performance for the Period Ending March 31, 2018

Period	HQH NAV	HQH MKT	NBI	S15HLTH	SPX
6 month	-6.05	-10.74	-3.73	1.11	5.83
1 year	2.09	-2.58	9.83	12.35	13.98
5 year	11.55	10.71	15.39	14.47	13.30
10 year	11.76	12.32	16.18	12.68	9.49

All performance over one-year has been annualized.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The NAV total return takes into account the Fund's total annual expenses and does not reflect transaction charges. If transaction charges were reflected, NAV total return would be reduced. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns. Until the DRIP price is available from the Plan Agent, the market price returns reflect the reinvestment at the closing market price on the last business day of the month. Once the DRIP is available around mid-month, the market price returns are updated to reflect reinvestment at the DRIP price.

Portfolio Highlights as of March 31, 2018

Among other investments, Tekla Healthcare Investors' performance benefitted in the past six months by the following:

Neurocrine Biosciences Inc (NBIX) has matured over the past year from a clinical stage company to a commercial stage company. They have successfully launched Ingrezza for the treament of Tardive Dyskinesia and continue to drive sales forward in the face of a competitor launch (Teva, Auspex). Neurocrine and Abbvie will be launching Neurocrine's second drug, Elagolix, in 2018 for the treatment of endometriosis. We expect that both of these drugs will do well in the market and that Neurocrine's pipeline will continue to be fruitful.

Mylan N.V. (MYL) is a global generics and specialty pharmaceuticals company. While the subsector has been under pressure due to continued pricing erosion, Mylan has outperformed its peer group due to a strong pipeline of generic biologic drugs, several of which should gain approval by the end of 2018.

Cascadian Therapeutics (CASC) was an oncology-focused biopharmaceutical company that was recently acquired by Seattle Genetics, strengthening their strategy to enter the solid tumor space. The company's lead agent is a brain penetrant kinase inhibitor specific for the HER2 oncogene in breast cancer. The existing standard of care has no effective therapy for metastases to the brain and Cascadian's agent has the promise of treating these challenging cases.

Among other examples, Tekla Healthcare Investors' performance was negatively impacted by the following investments:

Nektar Therapeutics (NKTR) is a biopharmaceutical company with a pegylation-based technology platform that can significantly change the pharmacology of approved agents. Although the company has focused most of its attention historically on the pain space, their first immuno-oncology asset has caught the attention of the market and led to the stock appreciating significantly in the past year. HQH was underweight this stock during this report period.

Celgene Corporation (CELG) is a large cap biotechnology company with a particular focus on oncology and inflammation. While the company has historically been a strong performer it has recently suffered several setbacks to key pipeline drugs that were expected to drive future sales. This has raised concerns over Celgene's business development strategy and its ability to extend its core oncology franchise. We still believe there is latent value in the company's development pipeline but for now the stock is a show-me story.

Bioverativ Inc. (BIVV) was a spinout of Biogen's hemophilia business that was acquired by Sanofi in January. We were not invested in the company at the time due to our caution about new products in the hemophilia A space that appear to offer significant advantages to the present standard of care. This acquisition reinforces Sanofi's strategic intent to be a leader in rare diseases. HQH was underweight this stock during the report period.

*The trademarks NASDAQ Biotechnology Index®, S&P1500® Health Care Index and S&P 500® Index referenced in this report are the property of their respective owners. These trademarks are not owned by or associated with the Fund or its service providers, including Tekla Capital Management LLC.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

(Unaudited)

SHARES	CONVERTIBLE PREFERRED AND WARRANTS (a) (b) - 3.2% of Net Assets	VALUE
	Biotechnology - 1.0%
3,266,667	Amphivena Therapeutics, Inc. Series B (Restricted) (c)	$4,900,001
35,000	Amphivena Therapeutics, Inc. Warrants (Restricted, expiration 12/26/22, exercise Price $0.01) (c)	0
2,692,309	BioClin Therapeutics, Inc. Series A, 6.00% (Restricted) (c)	1,750,001
1,039,811	BioClin Therapeutics, Inc. Series B, 6.00% (Restricted) (c)	777,779
2,266,666	GenomeDx Biosciences, Inc. Series C, 6.00% (Restricted)	754,800
24,756	GenomeDx Biosciences, Inc. Warrants (Restricted, expiration 10/31/27)	0
12,609	GenomeDx Biosciences, Inc. Warrants (Restricted, expiration 1/16/28)	0
18,261	GenomeDx Biosciences, Inc. Warrants (Restricted, expiration 2/15/28)	0
210,000	Trillium Therapeutics, Inc. Series II (d)	1,512,000
		9,694,581
	Health Care Equipment & Supplies (Restricted) - 1.5%
3,364,723	AlterG, Inc. Series C, 8.00%	336,472
114,158	CardioKinetix, Inc. Series C, 8.00%	0
205,167	CardioKinetix, Inc. Series D, 8.00%	0
632,211	CardioKinetix, Inc. Series E, 8.00%	0
692,715	CardioKinetix, Inc. Series F, 8.00%	0
N/A (e)	CardioKinetix, Inc. Warrants (expiration 12/11/19, exercise price $0.69)	0
N/A (e)	CardioKinetix, Inc. Warrants (expiration 6/03/20, exercise price $0.69)	0
12,695	CardioKinetix, Inc. Warrants (expiration 8/15/24, exercise price $2.85)	0
951,000	IlluminOss Medical, Inc. Series AA, 8.00% (c)	951,000
895,848	IlluminOss Medical, Inc. Junior Preferred, 8.00% (c)	895,848
47,542	IlluminOss Medical, Inc. Warrants (expiration 1/11/28, exercise price $1.00) (c)	0
23,771	IlluminOss Medical, Inc. Warrants (expiration 11/20/27, exercise price $1.00) (c)	0
71,324	IlluminOss Medical, Inc. Warrants (expiration 3/31/27, exercise price $1.00) (c)	0

The accompanying notes are an integral part of the financial statements.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

(Unaudited, continued)

SHARES	Health Care Equipment & Supplies (Restricted) - continued	VALUE
47,542	IlluminOss Medical, Inc. Warrants (expiration 2/06/28, exercise price $1.00) (c)	$0
3,750,143	Veniti, Inc. Series A, 8.00% (c)	6,535,374
1,881,048	Veniti, Inc. Series B, 8.00% (c)	3,372,155
1,031,378	Veniti, Inc. Series C, 8.00% (c)	2,084,931
		14,175,780
	Life Sciences Tools & Services (Restricted) - 0.5%
3,669,024	Labcyte, Inc. Series C, 8.00%	4,622,970
160,767	Labcyte, Inc. Series D, 8.00%	221,858
122,220	Labcyte, Inc. Series E, 8.00%	196,774
		5,041,602
	Pharmaceuticals (Restricted) - 0.2%
1,538,235	Milestone Pharmaceuticals, Inc. Series C, 8.00% (d)	2,099,998
	TOTAL CONVERTIBLE PREFERRED AND WARRANTS (Cost $36,138,827)	31,011,961
PRINCIPAL AMOUNT	CONVERTIBLE NOTES (Restricted) (a) - 0.2% of Net Assets
	Biotechnology - 0.1%
$262,500	Amphivena Therapeutics, Inc. Promissory Note, 6.00%, due 12/26/18 (c)	262,500
148,536	GenomeDx Biosciences, Inc. Promissory Note, 8.00%, due 4/30/19	148,536
109,567	GenomeDx Biosciences, Inc. Promissory Note, 8.00%, due 5/1/19	109,567
75,654	GenomeDx Biosciences, Inc. Promissory Note, 8.00%, due 5/1/19	75,654
		596,257
	Health Care Equipment & Supplies - 0.1%
17,751	AlterG, Inc. Promissory Note, 6.00%, due 9/8/18	17,751
74,456	CardioKinetix, Inc. Promissory Note, 5.00%, due 7/31/18 (b)	0
95,083	IlluminOss Medical, Inc. Promissory Note, 8.00%, due 12/31/18 (c)	95,083
285,294	IlluminOss Medical, Inc. Promissory Note, 8.00%, due 12/31/18 (c)	285,294

The accompanying notes are an integral part of the financial statements.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

(Unaudited, continued)

PRINCIPAL AMOUNT	Health Care Equipment & Supplies - continued	VALUE
$190,166	IlluminOss Medical, Inc. Promissory Note, 8.00%, due 12/31/18 (c)	$190,166
190,166	IlluminOss Medical, Inc. Promissory Note, 8.00%, due 12/31/18 (c)	190,166
		778,460
	TOTAL CONVERTIBLE NOTES (Cost $1,449,917)	1,374,717
SHARES	COMMON STOCKS AND WARRANTS - 93.7% of Net Assets
	Biotechnology - 64.9%
67,995	AbbVie Inc.	6,435,727
119,074	AC Immune SA (b) (d)	1,231,225
56,082	ACADIA Pharmaceuticals Inc. (b)	1,260,163
91,580	Akebia Therapeutics, Inc. (b)	872,757
86,667	Albireo Pharma, Inc. (b)	2,822,744
232,850	Alder Biopharmaceuticals, Inc. (b)	2,957,195
246,615	Alexion Pharmaceuticals, Inc. (b)	27,487,708
162,841	Alkermes plc (b)	9,438,264
87,873	Alnylam Pharmaceuticals, Inc. (b)	10,465,674
332,151	Amarin Corporation plc (b) (f)	999,775
369,150	Amgen Inc.	62,932,692
398,911	Amicus Therapeutics, Inc. (b)	5,999,621
11,600	Arena Pharmaceuticals, Inc. (b)	458,200
117,031	Array Biopharma Inc. (b)	1,909,946
1,737	Ascendis Pharma A/S (b) (f)	113,600
49,478	AveXis, Inc. (b)	6,114,491
44,707	BeiGene, Ltd. (b) (f)	7,510,776
196,671	Biogen Inc. (b)	53,852,453
66,196	Biohaven Pharmaceutical Holding Company Ltd. (b)	1,705,209
177,028	BioMarin Pharmaceutical Inc. (b)	14,351,660
48,786	bluebird bio, Inc. (b)	8,330,210
64,194	Blueprint Medicines Corporation (b)	5,886,590
677,981	Celgene Corporation (b)	60,482,685
52,600	Clovis Oncology, Inc. (b)	2,777,280
90,000	Coherus BioSciences, Inc. (b)	994,500
97,693	CRISPR Therapeutics AG (b) (d)	4,465,547
95,683	Cytokinetics, Incorporated (b)	688,918
185,532	CytomX Therapeutics, Inc. (b)	5,278,385

The accompanying notes are an integral part of the financial statements.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

(Unaudited, continued)

SHARES	Biotechnology - continued	VALUE
155,301	Dermira, Inc. (b)	$1,240,855
95,382	Editas Medicine, Inc. (b)	3,161,913
31,610	Eiger BioPharmaceuticals, Inc. (b)	311,359
733	Eiger BioPharmaceuticals, Inc. Warrants (expiration 10/10/18, exercise price $84.15) (a) (b)	0
320,750	Epizyme, Inc. (b)	5,693,313
104,858	Esperion Therapeutics, Inc. (b)	7,584,379
272,948	Exelixis, Inc. (b)	6,045,798
82,769	FibroGen, Inc. (b)	3,823,928
49,714	Galapagos NV (b) (f)	4,959,469
956,665	Gilead Sciences, Inc.	72,122,974
67,448	Global Blood Therapeutics, Inc. (b)	3,257,738
329,676	Incyte Corporation (b)	27,471,901
113,891	Innoviva, Inc. (b)	1,898,563
115,851	Intellia Therapeutics, Inc. (b)	2,443,298
106,775	Ionis Pharmaceuticals, Inc. (b)	4,706,642
145,650	Lexicon Pharmaceuticals, Inc. (b)	1,248,221
336,567	Merus B.V. (b) (d)	6,236,587
19,047	Molecular Templates, Inc. (b)	152,376
105,329	Myovant Sciences Ltd. (b)	2,240,348
44,603	Natera, Inc. (b)	413,470
70,580	Nektar Therapeutics (b)	7,499,831
163,036	Neurocrine Biosciences, Inc. (b)	13,520,575
141,815	NewLink Genetics Corporation (b)	1,028,159
16,914	NuCana plc (b) (f)	320,013
375,077	Ovid Therapeutics Inc. (b)	2,651,794
1,297,531	Pieris Pharmaceuticals, Inc. (b)	8,849,161
54,790	Pieris Pharmaceuticals, Inc., Series A Warrants (expiration 6/8/21, exercise price $3.00) (a) (b)	196,696
27,394	Pieris Pharmaceuticals, Inc., Series B Warrants (expiration 6/8/21, exercise price $2.00) (a) (b)	112,041
52,837	Portola Pharmaceuticals, Inc. (b)	1,725,656
144,091	Protagonist Therapeutics, Inc. (b)	1,237,742
16,784	PTC Therapeutics, Inc. (b)	454,175
235,970	Ra Pharmaceuticals, Inc. (b)	1,253,001
87,110	Regeneron Pharmaceuticals, Inc. (b)	29,997,200
67,761	Sage Therapeutics, Inc. (b)	10,914,264
148,449	Sarepta Therapeutics, Inc. (b)	10,998,586
212,307	Seattle Genetics, Inc. (b)	11,112,148
40,018	TESARO, Inc. (b)	2,286,629
333,399	Trillium Therapeutics Inc. (b) (d)	2,400,473
102,919	Ultragenyx Pharmaceutical Inc. (b)	5,247,840
53,425	uniQure N.V. (b) (d)	1,255,487

The accompanying notes are an integral part of the financial statements.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

(Unaudited, continued)

SHARES	Biotechnology - continued	VALUE
34,119	United Therapeutics Corporation (b)	$3,833,611
310,915	Vertex Pharmaceuticals Incorporated (b)	50,672,927
		630,405,136
	Health Care Equipment & Supplies - 2.9%
85,589	Abbott Laboratories	5,128,493
115,500	Alliqua BioMedical, Inc. (b)	222,915
160,000	Cercacor Laboratories, Inc. (Restricted) (a) (b)	385,432
77,194	IDEXX Laboratories, Inc. (b)	14,774,159
52,990	Nevro Corp. (b)	4,592,643
307,108	Quotient Limited (b)	1,446,479
7,700	Stryker Corporation	1,239,084
10,735	TherOx, Inc. (Restricted) (a) (b)	215
		27,789,420
	Health Care Providers & Services - 2.9%
109,000	Acadia Healthcare Company, Inc. (b)	4,270,620
10,829	Anthem, Inc.	2,379,131
55,158	Centene Corporation (b)	5,894,735
31,400	Henry Schein, Inc. (b)	2,110,394
9,407	Humana Inc.	2,528,884
222,222	InnovaCare Health, Inc. (Restricted) (a) (b) (g)	484,444
46,882	UnitedHealth Group Incorporated	10,032,748
		27,700,956
	Health Care Technology - 0.2%
122,500	Evolent Health, Inc. (b)	1,745,625
	Life Sciences Tools & Services - 5.7%
178,017	Illumina, Inc. (b)	42,086,779
32,460	PRA Health Sciences, Inc. (b)	2,692,882
52,912	Thermo Fisher Scientific Inc.	10,924,212
		55,703,873
	Medical Devices and Diagnostics - 0.4%
46,400	Boston Scientific Corporation (b)	1,267,648
6,353	Foundation Medicine, Inc. (b)	500,299
3,000	Intuitive Surgical, Inc. (b)	1,238,490
13,000	ResMed, Inc.	1,280,110
		4,286,547
	Pharmaceuticals – 16.7%
166,258	Acceleron Pharma Inc. (b)	6,500,688
22,991	Allergan plc	3,869,155
117,402	Bristol-Myers Squibb Company	7,425,677

The accompanying notes are an integral part of the financial statements.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

(Unaudited, continued)

SHARES	Pharmaceuticals - continued	VALUE
103,766	Eli Lilly and Company	$8,028,375
637,200	Endo International plc (b) (d)	3,784,968
289,660	Foamix Pharmaceuticals Ltd. (b) (d)	1,485,956
47,811	GW Pharmaceuticals plc (b) (f)	5,386,865
83,799	Jazz Pharmaceuticals plc (b)	12,652,811
195,318	Johnson & Johnson	25,030,002
79,205	Medicines Company (The) (b)	2,609,013
243,985	Merck & Co., Inc.	13,289,863
941,720	Mylan N.V. (b)	38,770,612
436,467	Pfizer Inc.	15,490,214
43,197	Shire plc (f)	6,453,200
380,567	Teligent, Inc. (b)	1,278,705
574,944	Tetraphase Pharmaceuticals, Inc. (b)	1,765,078
430,658	Teva Pharmaceutical Industries Limited (f)	7,359,945
292,700	TherapeuticsMD, Inc. (b)	1,425,449
		162,606,576
	TOTAL COMMON STOCKS AND WARRANTS (Cost $701,943,333)	910,238,133
	EXCHANGE TRADED FUND - 1.2% of Net Assets
129,000	SPDR S&P Biotech ETF	11,317,170
	TOTAL EXCHANGE TRADED FUND (Cost $9,705,930)	11,317,170
PRINCIPAL AMOUNT	SHORT-TERM INVESTMENT - 0.7% of Net Assets
$7,077,000	Repurchase Agreement, Fixed Income Clearing Corp., repurchase value $7,077,000, 0.28%, dated 03/29/18, due 04/02/18 (collateralized by U.S. Treasury Notes 1.50%, due 08/15/26, market value $7,220,134)	7,077,000
	TOTAL SHORT-TERM INVESTMENT (Cost $7,077,000)	7,077,000
	TOTAL INVESTMENTS BEFORE MILESTONE INTEREST - 99.0% (Cost $756,315,007)	961,018,981

The accompanying notes are an integral part of the financial statements.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

(Unaudited, continued)

INTEREST	MILESTONE INTERESTS (Restricted)(a) (b) - 1.0% of Net Assets	VALUE
	Pharmaceuticals - 1.0%
1	Afferent Milestone Interest	$2,810,812
1	Ethismos Research, Inc. Milestone Interest	0
1	Neurovance Milestone Interest	2,738,952
1	TargeGen Milestone Interest	4,502,268
	TOTAL MILESTONE INTERESTS (Cost $7,672,779)	10,052,032
	TOTAL INVESTMENTS - 100.0% (Cost $763,987,786)	971,071,013
	OTHER LIABILITIES IN EXCESS OF ASSETS - 0.0%	(10,554)
	NET ASSETS - 100%	$971,060,459

(a)  Security fair valued using significant unobservable inputs. See Investment Valuation and Fair Value Measurements.

(b)  Non-income producing security.

(c)  Affiliated issuers in which the Fund holds 5% or more of the voting securities (total market value of $22,290,298).

(d)  Foreign security.

(e)  Number of warrants to be determined at a future date.

(f)  American Depository Receipt

(g)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

TEKLA HEALTHCARE INVESTORS

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2018

(Unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $737,244,488)	$938,728,683
Investments in affiliated issuers, at value (cost $19,070,519)	22,290,298
Milestone interests, at value (cost $7,672,779)	10,052,032
Total investments	971,071,013
Cash	59
Dividends and interest receivable	216,579
Prepaid expenses	63,003
Other assets (see Note 1)	872,657
Total assets	972,223,311
LIABILITIES:
Accrued advisory fee	787,216
Accrued investor support service fees	40,741
Accrued shareholder reporting fees	109,170
Accrued trustee fees	29,344
Accrued other	196,381
Total liabilities	1,162,852
Commitments and Contingencies (see Notes 1)
NET ASSETS	$971,060,459
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 41,549,658 shares issued and outstanding	$769,388,577
Accumulated net investment loss	(2,504,938)
Accumulated net realized loss on investments and milestone interest	(2,906,407)
Net unrealized gain on investments and milestone interests	207,083,227
Total net assets (equivalent to $23.37 per share based on 41,549,658 shares outstanding)	$971,060,459

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 2018

(Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign tax of $9,361)	$2,942,019
Interest and other income	52,589
Total investment income	2,994,608
EXPENSES:
Advisory fees	4,557,769
Investor support service fees	249,977
Administration fees	103,286
Shareholder reporting	98,108
Legal fees	94,645
Custodian fees	82,361
Auditing fees	50,306
Trustees' fees and expenses	69,920
Transfer agent fees	27,714
Other (see Note 2)	112,960
Total expenses	5,447,046
Net investment loss	(2,452,438)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on: Investments in unaffiliated issuers	17,511,808
Investments in affiliated issuers	(3,866,312)
Net realized gain	13,645,496
Change in unrealized appreciation (depreciation)
Investments in unaffiliated issuers	(96,728,359)
Investments in affiliated issuers	13,618,332
Milestone interest	6,407,774
Change in unrealized appreciation (depreciation)	(76,702,253)
Net realized and unrealized gain (loss)	(63,056,757)
Net decrease in net assets resulting from operations	$(65,509,195)

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended March 31, 2018 (Unaudited)	Year ended September 30, 2017
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment loss	($2,452,438)	($5,164,404)
Net realized gain	13,645,496	81,064,642
Change in net unrealized appreciation (depreciation)	(76,702,253)	45,382,313
Net increase (decrease) in net assets resulting from operations	(65,509,195)	121,282,551
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized capital gains	(40,871,744)	(77,681,147)
Total distributions	(40,871,744)	(77,681,147)
CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions (900,934 and 1,693,901 shares, respectively)	19,800,904	40,294,549
Fund shares repurchased (0 and 48,775 shares, respectively) (see Note 1)	—	(1,038,493)
Total capital share transactions	19,800,904	39,256,056
Net increase (decrease) in net assets	(86,580,035)	82,857,460
NET ASSETS:
Beginning of period	1,057,640,494	974,783,034
End of period	$971,060,459	$1,057,640,494
Accumulated net investment loss included in net assets at end of period	($2,504,938)	($52,500	) (a)

(a)  Reflects reclassifications to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

FINANCIAL HIGHLIGHTS

	Six months ended March 31, 2018		Years ended September 30,
	(Unaudited)		2017	2016	2015		2014		2013
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value per share, beginning of period	$26.02		$24.99	$29.61	$29.40		$24.90		$19.20
Net investment loss (1)	(0.06)		(0.13)	(0.17)	(0.22)		(0.24)		(0.20)
Net realized and unrealized gain (loss)	(1.59)		3.12	(1.35)	3.04		7.66		7.51
Total increase (decrease) from investment operations	(1.65)		2.99	(1.52)	2.82		7.42		7.31
Distributions to shareholders from:
Net realized capital gains	(1.00)		(1.96)	(3.10)	(2.61)		(2.13)		(1.61)
Total distributions	(1.00)		(1.96)	(3.10)	(2.61)		(2.13)		(1.61)
Increase resulting from shares repurchased (1)	—		— (2)	—	—		—		—
Change due to rights offering	—		—	—	—		(0.79	)(3)	—
Short term gain due to trading error	—		—	—	0.00	(2)	—		—
Net asset value per share, end of period	$23.37		$26.02	$24.99	$29.61		$29.40		$24.90
Per share market value, end of period	$21.53		$25.23	$23.81	$27.60		$28.40		$23.97
Total investment return at market value	(10.74	%)*	14.95%	(3.19%)	4.94%		28.08%		41.12%
Total investment return at net asset value	(6.05	%)*	12.95%	(5.29%)	8.76	%(4)	27.64%		40.18%
RATIOS
Expenses to average net assets	1.08	%**	1.10%	1.10%	1.03%		1.15%		1.26%
Expenses to average net assets with waiver	—		—	—	1.00%		1.13%		—
Net investment loss to average net assets	(0.49	%)**	(0.53%)	(0.62%)	(0.65%)		(0.87%)		(0.92%)
SUPPLEMENTAL DATA
Net assets at end of period (in millions)	$971		$1,058	$975	$1,104		$1,053		$690
Portfolio turnover rate	29.54	%*	29.21%	29.44%	37.43%		28.96%		35.41%

*  Not Annualized.

**  Annualized.

(1)  Computed using average shares outstanding.

(2)  Rounds to less than $0.005 per share.

(3)  These rights offering shares were issued at a subscription price of $25.037 which was less than the Fund's net asset value per share of $29.01 on June 27, 2014 thus creating a dilution effect on the net asset value per share.

(4)  Total return includes payment by the Adviser. Excluding this payment, total return would have been 8.68% at net asset value.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

(Unaudited)

(1)  Organization and Significant Accounting Policies

Tekla Healthcare Investors (the Fund) is a Massachusetts business trust formed on October 31, 1986 and registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Fund commenced operations on April 22, 1987. The Fund's investment objective is long-term capital appreciation through investment in U.S. and foreign companies in the healthcare industry. The Fund invests primarily in securities of public and private companies that are believed by the Fund's Investment Adviser, Tekla Capital Management LLC (the Adviser), to have significant potential for above-average growth. The Fund may invest up to 20% of its net assets in securities of foreign issuers, expected to be located primarily in Western Europe, Canada and Japan, and securities of U.S. issuers that are traded primarily in foreign markets.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America (GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification 946. Events or transactions occurring after March 31, 2018, through the date that the financial statements were issued, have been evaluated in the preparation of these financial statements.

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern time. The Board of Trustees of the Fund (the Trustees) has established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Convertible bonds, corporate and government bonds are valued using a third-party pricing service. Convertible bonds are valued using this pricing service only on days when there is no sale reported. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies, milestone interests, and other restricted securities, as well as shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees.

The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

(continued)

of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Milestone Interests

The Fund holds financial instruments which reflect the current value of future milestone payments the Fund may receive as a result of contractual obligations from other parties. The value of such payments are adjusted to reflect the estimated risk based on the relative uncertainty of both the timing and the achievement of individual milestones. A risk to the Fund is that the milestones will not be achieved and no payment will be received by the Fund. The milestone interests were received as part of the proceeds from the sale of four private companies. Any payments received are treated as a reduction of the cost basis of the milestone interest with payments received in excess of the cost basis treated as a realized gain. The contractual obligations with respect to the Afferent Milestone Interest, Ethismos Research, Inc. Milestone Interest Neurovance Milestone Interest and the TargeGen Milestone Interest provide for payments at various stages of the development of Afferent's, Ethismos's, Neurovance's and TargeGen's principal product candidate as of the date of the sale.

The following is a summary of the impact of the milestone interests on the financial statements as of and for the six months ended March 31, 2018:

Statement of Assets and Liabilities, Milestone interests, at value	$10,052,032
Statement of Assets and Liabilities, Net unrealized gain on investments and milestone interests	$2,379,253
Statement of Operations, Change in unrealized appreciation (depreciation) on milestone interests	$6,407,774

Other Assets

Other assets in the Statement of Assets and Liabilities consists of amounts due to the Fund at various times in the future in connection with the sale of investments in five private companies.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date, less any foreign taxes withheld. Upon notification

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

(continued)

from issuers, some of the dividend income received may be redesignated as a reduction of cost of the related investment if it represents a return of capital.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the six months ended March 31, 2018 totaled $290,673,065 and $294,062,420, respectively.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed. The Fund may enter into repurchase transactions with any broker, dealer, registered clearing agency or bank. Repurchase agreement transactions are not counted for purposes of the limitations imposed on the Fund's investment in debt securities.

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order, the Fund may make periodic distributions that include capital gains as frequently as 12 times in any one taxable year in respect of its common shares, and the Fund has implemented a managed distribution policy (the Policy) providing for quarterly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions, if available, but the Policy would result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. If taxable income and net long-term realized gains exceed the amount required to be distributed under the Policy, the Fund will at a minimum make distributions necessary to comply with the requirements of the Internal Revenue Code. The Policy has been established by the Trustees and may be changed by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distribution considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions.

The Fund's policy is to declare quarterly distributions in stock. The distributions are automatically paid in newly-issued full shares of the Fund unless otherwise instructed by the shareholder. Fractional shares will generally be settled in cash, except for registered shareholders with book entry accounts of the Fund's transfer agent who will have whole and fractional shares added to their accounts. The Fund's transfer agent delivers an election card and instructions to each registered shareholder in connection with each distribution. The number of shares issued will be determined by dividing the dollar amount of the distribution by the lower of net asset value or market price on the pricing date. If a shareholder elects to receive a distribution in cash, rather than in shares, the shareholder's relative ownership in the Fund will be reduced. The shares reinvested will be valued at the lower of the net asset value or market price on the pricing date. Distributions in stock will not relieve shareholders of any federal, state or local income taxes that may be payable on such distributions. Additional distributions, if any, made to satisfy requirements of the Internal Revenue Code may be paid in stock, as described above, or in cash.

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

(continued)

Share Repurchase Program

In March 2018, the Trustees approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 14, 2019. Prior to this renewal, in March 2017, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period ending July 14, 2018. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price of the Fund's shares and the Fund's net asset value.

During the six months ended March 31, 2018, the Fund did not repurchase any shares through the repurchase program.

During the year ended September 30, 2017 the Fund repurchased 48,775 shares at a total cost of $1,038,493. The weighted average discount per share between the cost of repurchase and net asset value applicable to such shares at the date of repurchase was 7.56%.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of March 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions

The Fund records all distributions to shareholders on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. These differences include temporary and permanent differences from losses on wash sale transactions, installment sale adjustments and ordinary loss netting to reduce short term capital gains. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Commitments and Contingencies

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Investor Support Services

The Fund has retained Destra Capital Investment LLC (Destra) to provide investor support services in connection with the ongoing operation of the Fund. The Fund pays Destra a fee in an annual amount equal to 0.05% of the average aggregate daily value of the Fund's Managed Assets from January 1, 2017 through the remaining term of the investor support services agreement.

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

(continued)

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for all other net assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter. The aggregate fee would not exceed a rate when annualized of 1.36%.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the six months ended March 31, 2018, these payments amounted to $49,506 and are included in the Other category of expenses in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees of the Fund who are also officers of the Adviser.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

(3)  Other Transactions with Affiliates

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions involving such companies during the six months ended March 31, 2018 were as follows:

Affiliated Companies	Begining Value as of September 30, 2017		Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sale of Affiliated Companies	Change in Unrealized Appreciation/ Depreciation	Ending Value as of March 31, 2018
Amphivena Therapeutics, Inc.	$4,900,001		$265,569	$—		($3,069)	$5,162,501
BioClin Therapeutics, Inc.	2,527,780		—	—		—	2,527,780
EBI Life Sciences, Inc.	18,854		—	—	($19,566)	712	—	*
Euthymics Biosciences, Inc.	—		—	—	(3,846,746)	3,846,746	—	*
IlluminOss Medical, Inc.	142,647	**	484,679	—	—	1,980,231	2,607,557
Veniti, Inc.	4,198,366		382	—	—	7,793,712	11,992,460
	$11,787,648		$750,630	$—	($3,866,312)	$13,618,332	$22,290,298

  *  Not an affiliate at March 31, 2018.

  **  Not an affiliate at September 30, 2017.

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

(continued)

Affiliated Companies	Shares/Principal Amount as of March 31, 2018	Dividend Income from Affiliated Companies	Capital Gain Distributions from Affiliated Companies
Amphivena Therapeutics, Inc.	3,564,167	$4,156	$—
BioClin Therapeutics, Inc.	3,732,120	—	—
EBI Life Sciences, Inc.	—	—	—
Euthymics Biosciences, Inc.	—	—	—
IlluminOss Medical, Inc.	2,797,736	19,744	—
Veniti, Inc.	6,662,569	—	—
	16,756,592	$23,900	$—

(4)  Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). The independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, and/or other methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2018 to value the Fund's net assets. For the six months ended March 31, 2018, there were no transfers between Levels 1, 2 and 3. The Fund accounts for transfers between levels at the beginning of the period.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible Preferred and Warrants
Biotechnology	$1,512,000		$8,182,581	$9,694,581
Health Care Equipment & Supplies	—		14,175,780	14,175,780
Life Sciences Tools & Services	—		5,041,602	5,041,602
Pharmaceuticals	—		2,099,998	2,099,998
Convertible Notes
Biotechnology	—		596,257	596,257
Health Care Equipment & Supplies	—		778,460	778,460
Common Stocks and Warrants
Biotechnology	630,096,399		308,737	630,405,136
Health Care Equipment & Supplies	27,403,773		385,647	27,789,420
Health Care Providers & Services	27,216,512		484,444	27,700,956

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

(continued)

Assets at Value	Level 1	Level 2	Level 3	Total
Health Care Technology	$1,745,625		—	$1,745,625
Life Sciences Tools & Services	55,703,873		—	55,703,873
Medical Devices and Diagnostics	4,286,547		—	4,286,547
Pharmaceuticals	162,606,576		—	162,606,576
Exchange Traded Fund	11,317,170		—	11,317,170
Short-term Investment	—	$7,077,000	—	7,077,000
Milestone Interest
Pharmaceuticals	—	—	$10,052,032	10,052,032
Other Assets	—	—	872,657	872,657
Total	$921,888,475	$7,077,000	$42,978,195	$971,943,670

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments in Securities	Balance as of September 30, 2017	Realized Gain(Loss)/ Change in Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Net Transfers in (out of) Level 3	Balance as of March 31, 2018
Convertible Preferred and Warrants
Biotechnology	$10,846,634	($2,669,612)	$5,559	$0	$0	$8,182,581
Health Care Equipment & Supplies	5,443,314	8,720,735	11,731	0	0	14,175,780
Life Sciences Tools & Services	5,041,602	(1,701)	1,701	0	0	5,041,602
Pharmaceuticals	2,099,998	(2,922)	2,922	0	0	2,099,998
Convertible and Non-Convertible Notes
Biotechnology	0	(287)	596,544	0	0	596,257
Health Care Equipment & Supplies	160,398	141,226	476,836	0	0	778,460
Pharmaceuticals	0	0	0	0	0	0
Common Stocks and Warrants
Biotechnology	248,469	60,268	0	0	0	308,737
Health Care Equipment & Supplies	350,125	35,522	0	0	0	385,647
Health Care Providers & Services	484,444	0	0	0	0	484,444
Milestone Interests
Pharmaceuticals	7,705,965	6,407,774	4,611	(4,066,318)	0	10,052,032
Other Assets	1,226,178	0	425,665	(779,186)	0	872,657
Total	$33,607,127	$12,691,003	$1,525,569	($4,845,504)	$0	$42,978,195
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2018						$12,711,387

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

(continued)

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at March 31, 2018	Valuation Technique	Unobservable Input	Range (Weighted Average)
Private Companies and Other Restricted Securities	$694,169	Income approach, Black-Scholes	Discount for lack of marketability	20% (20)%
	10,176,939	Probability-weighted expected return model	Discount rate Price to sales multiple	19.74%-79.93% (35.84%) 1.95x-9.05x (3.94x)
	20,697,954	Market approach, recent transaction	(a)	N/A
	484,444	Market comparable	Discount for lack of marketability Pirce to earnings multiple	50% 17.00x
	10,924,689	Probability adjusted value	Probability of events Timing of events	10%-100% (56.15)% 0-7.25 (2.46) years
$42,978,195

(a)  The valuation technique used as a basis to approximate fair value of these investments is based upon subsequent financing rounds. There is no quantitative information to provide as these methods of measure are investment specific.

(5)  Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represented 4% of the Fund's net assets at March 31, 2018.

At March 31, 2018, the Fund had a commitment of $3,261,375 relating to additional investments in four private companies.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's private companies and other restricted securities at March 31, 2018. The Fund on its own does not have the right to demand that such securities be registered.

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
Afferent Milestone Interest	7/27/16	$2,621,781	$2,810,812.00	$2,810,812
AlterG, Inc.
Series C Cvt. Pfd	4/12/13	2,056,506	0.10	336,472
Cvt. Promissory Note	9/8/17	17,754	100.00	17,751
Amphivena Therapeutics, Inc.
Series B Cvt. Pfd	7/17/17	4,902,658	1.50	4,900,001
Cvt. Promissory Note	12/26/17	262,598	100.00	262,500
Warrants (expiration 12/26/22)	12/26/17	280	0.00	0
BioClin Therapeutics, Inc.
Series A Cvt. Pfd	1/19/16, 10/24/16	1,751,154	0.65	1,750,001
Series B Cvt. Pfd	3/3/17	777,779	0.75	777,779

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

(continued)

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
CardioKinetix, Inc.
Series C Cvt. Pfd	5/22/08	$2,379,300	$0.00	$0
Series D Cvt. Pfd	12/10/10	785,862	0.00	0
Series E Cvt. Pfd	9/14/11	1,805,145	0.00	0
Series F Cvt. Pfd	12/04/14	2,368,365	0.00	0
Cvt. Promissory Note	6/20/17	74,505	0.00	0
Warrants (expiration 12/11/19)	12/10/09, 2/11/10	177	0.00	0
Warrants (expiration 6/03/20)	6/03/10, 9/01/10	177	0.00	0
Warrants (expiration 8/15/24)	8/15/14	204	0.00	0
Cercacor Laboratories, Inc. Common	3/31/98	0	2.41	385,432
Ethismos Research, Inc. Milestone Interest	10/31/17	0	0.00	0
GenomeDx Biosciences, Inc.
Series C Cvt. Pfd	2/22/16	3,406,452	0.33	754,800
Cvt. Promissory Note	12/15/17	148,649	100.00	148,536
Cvt. Promissory Note	02/15/18	109,567	100.00	109,567
Cvt. Promissory Note	01/16/18	75,654	100.00	75,654
Warrants (expiration 10/31/27)	10/30/17	28	0.00	0
Warrants (expiration 1/16/28)	1/18/18	1	0.00	0
Warrants (expiration 2/15/28)	2/15/18	2	0.00	0
IlluminOss Medical, Inc.
Series AA Cvt. Pfd	1/21/16	960,247	1.00	951,000
Junior Preferred Cvt. Pfd	1/21/16	3,467,657	1.00	895,848
Cvt. Promissory Note	12/20/17	95,294	100.00	95,083
Cvt. Promissory Note	3/28/17	285,538	100.00	285,294
Cvt. Promissory Note	01/11/18	190,192	100.00	190,166
Cvt. Promissory Note	02/06/18	190,166	100.00	190,166
Warrants (expiration 1/11/28)	01/11/18	8	0.00	0
Warrants (expiration 11/20/27)	11/21/17	77	0.00	0
Warrants (expiration 3/31/27)	3/28/17	301	0.00	0
Warrants (expiration 2/06/28)	2/06/18	0	0.00	0
InnovaCare Health, Inc. Common	12/21/12†	965,291	2.18	484,444
Labcyte, Inc.
Series C Cvt. Pfd	7/18/05	1,928,781	1.26	4,622,970
Series D Cvt. Pfd	12/21/12	103,036	1.38	221,858
Series E Cvt. Pfd	3/27/17	106,240	1.61	196,774
Milestone Pharmaceuticals, Inc.
Series C Cvt. Pfd	7/17/17	2,102,921	1.37	2,099,998
Neurovance Milestone Interest	3/20/17	4,917,881	2,738,952.00	2,738,952
TargeGen Milestone Interest	7/20/10	133,117	4,502,268.00	4,502,268
TherOx, Inc. Common	9/11/00, 7/8/05	3,582,705	0.02	215
Veniti, Inc.
Series A Cvt. Pfd	2/28/11	3,276,712	1.74	6,535,374
Series B Cvt. Pfd	5/24/13	1,726,774	1.79	3,372,155
Series C Cvt. Pfd	12/12/14	1,181,983	2.02	2,084,931
		$48,759,519		$41,796,801

  (#)  See Schedule of Investments and corresponding footnotes for more information on each issuer.

  †  Interest received as part of a corporate action for a previously owned security.

TEKLA HEALTHCARE INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

The Investment Advisory Agreement (the Advisory Agreement) between the Fund and the Adviser continues in effect so long as its continuance is approved at least annually by (i) the Trustees of the Fund and (ii) a majority of the Trustees of the Fund who are not interested persons (the Independent Trustees), by vote cast in person at a meeting called for the purpose of voting on such approval.

After considering the matter in a meeting held on March 22, 2018, the Board, and the Independent Trustees voting separately, determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board considered materials that were specifically prepared by the Adviser and by an independent data provider at the request of the Board and Fund counsel for purposes of the contract review process, including comparisons of (i) the Fund's performance both directly and a on risk adjusted basis to a benchmark, the NASDAQ Biotech Index® (NBI), and to a peer group of other investment companies, (ii) the Fund's expenses and expense ratios to those of a peer group of other investment companies, and (iii) the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers. The Trustees took into account that the Adviser provides investment management services only to Tekla Healthcare Investors, Tekla Life Sciences Investors, Tekla Healthcare Opportunities Fund and Tekla World Healthcare Fund and does not derive any significant benefit from its relationship with the Fund other than receipt of advisory fees pursuant to the Advisory Agreement, market research and potential marketing exposure for the Adviser. The Board also received and reviewed information throughout the year about the portfolio performance, the investment strategy, the portfolio management team and the fees and expenses of the Fund.

In approving the Advisory Agreement, the Board considered, among other things, the nature, extent, and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of services provided and profits realized by the Adviser and its affiliates, and whether fee levels reflect any economies of scale for the benefit of Fund shareholders and the extent to which economies of scale would be realized as the Fund grows. The Board reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board also evaluated the financial strength of the Adviser and the capability of the personnel of the Adviser, specifically the strength and background of its investment analysts. Fund counsel provided the Board with the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board, including the Independent Trustees, evaluated all of the foregoing and, considering all factors together, determined in the exercise of its business judgment that the continuance of the Advisory Agreement is in the best interests of the Fund and its shareholders. The following provides more detail on certain factors considered by the Trustees and the Board's conclusions with respect to each such factor.

The nature, extent and quality of the services to be provided by the Adviser. On a regular basis the Board considers the roles and responsibilities of the Adviser as a whole, along with specific portfolio management, support and trading functions the Adviser provides to the Fund. The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Fund. The Trustees continue to be satisfied with the quality and value of the investment advisory services provided to the Fund by the Adviser, and, in particular, the management style and discipline followed by the Adviser and the quality of the Adviser's research, trading, portfolio management, compliance and administrative personnel. The Trustees also took into account the Adviser's significant investment in its business through the addition of portfolio management and administrative staff in recent years and the Adviser's commitment to continue to build out its infrastructure as future circumstances require.

TEKLA HEALTHCARE INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

The investment performance of the Fund and the Adviser. On a regular basis the Board reviews performance information of the Fund and discusses the Fund's investment strategy with the Adviser. The Trustees reviewed performance information for the Fund and in particular, performance information for the past one-, three-, five- and ten-year periods ending December 31, 2017, along with comparisons of the Fund's performance to its benchmark, the NBI, and to a variety of other relevant indices. The Trustees also compared performance to a peer group of funds and reviewed information relating to the performance of the Fund's venture capital portfolio. The Trustees noted that the performance information reviewed reflects a view of the Fund's performance only as of a certain date, and that the results might be significantly different if a different date was selected to generate the performance information. Additionally, the Trustees recognized that longer periods of performance for the Fund may be adversely and disproportionately affected by significant underperformance in one more recent period, and that such underperformance may be caused by a small number of investment decisions or positions.

Unlike many other broader-based healthcare indices, the NBI contains high levels of biotechnology-based companies. Over time, this index has demonstrated higher returns, but has also demonstrated higher price volatility than the broad S&P 500® Index. The Adviser seeks to operate the Fund at a biotechnology exposure level that is higher than many other indices and Funds but at a level that is below that of the NBI. The Adviser also seeks to operate the Fund at lower volatility than that of the NBI. In the most recent reporting period, the Adviser sought to position the Fund to produce a return that exceeded that of its targeted distribution while also approaching or equaling the return of the NBI.

The Trustees noted that in calendar year 2017, the Fund met its distribution target while underperforming the return of the NBI on a direct comparison basis. In this period, the Fund exhibited a lower volatility than that of the NBI. Over longer-term evaluation periods (except for four quarters during the Great Recession), the Trustees noted that the Fund had met its distribution target and operated at a lower volatility than the NBI, but generally underperformed (on a net asset value basis) the NBI on a direct comparison basis. During calendar year 2017, the Trustees noted that the Fund underperformed the NBI and the peer group average on a direct comparison basis, but produced an excess return relative to that expected when compared with those funds the Adviser believes are most similar to HQH (i.e., high biotech allocation funds).

In considering the Fund's relative performance, the Trustees noted that, although an independent service provider had been engaged to help identify the appropriate benchmark and peer group for the Fund, the Fund's unique strategy presents challenges when comparing the Fund's performance to a single benchmark or peer group as no single benchmark or fund within the peer group utilizes exactly the same investment strategy. In particular, the Trustees observed that the Fund's strategy has historically included a lower allocation to biotechnology compared to the NBI and a higher biotechnology allocation compared to many other healthcare indices and to many of the peer group funds. The Trustees noted, as a result, that all other things being equal, in periods when biotechnology performs relatively well, the Fund might be expected to underperform the NBI and vice versa. Additionally, the Trustees noted that unlike the NBI and most of the peer group, the Fund often maintains a meaningful allocation to venture and restricted securities. In light of these differences, the Trustees recognized the more limited usefulness of these performance comparisons for the Fund.

The Trustees concluded they continue to be satisfied with the investment performance of the Fund and the Adviser.

TEKLA HEALTHCARE INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

The costs of services to be provided and profits to be realized by the Adviser from its relationship with the Fund. The Trustees considered the various services provided by the Adviser to the Fund and reviewed comparative information regarding the expenses and expense ratios of the Fund and a peer group of other investment companies. The Trustees noted that the Adviser's fees are within the range of fees presented in the comparative information and noted that a portion of the Fund's investment portfolio is invested in venture and restricted securities, a portfolio management service that can warrant higher management fees than those charged by the Adviser to the Fund. The Trustees also considered financial information provided by the Adviser, including financial statements of the Adviser and a comparison of the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers.

Based on the information provided to and evaluated by the Trustees, the Trustees concluded that the fees charged by the Adviser are fair and reasonable in light of the quality and nature of the services provided by the Adviser and that the profitability of the Adviser's relationship with the Fund has not been excessive. The fees charged by the Adviser are within a reasonable range of fees as compared to fees charged by other investment advisers, and the services provided by the Adviser and the amounts paid under the Advisory Agreement are sufficiently favorable in comparison to the services rendered and fees charged by others for similar services to warrant a finding that fees to be paid by the Fund are fair.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the fee schedule in the Advisory Agreement and noted that it provides for breakpoints that would reduce the effective fee to the extent the Fund's net assets should increase, allowing the Fund to share in the benefits of any economies of scale that would inure to the Adviser as the Fund's assets increase. Given the closed-end structure of the Fund, its current asset size, and the fact that any economies of scale are modest at current Fund asset levels, the Trustees determined that the Fund's advisory fee schedule is satisfactory and fair.

TEKLA HEALTHCARE INVESTORS

PRIVACY NOTICE: If you are a registered shareholder of the Fund, the Fund and Tekla Capital Management LLC, the Fund's investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. The policies and practices described above apply to both current and former shareholders.

If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information.

FOR MORE INFORMATION: A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110; (iii) on the Fund's website at www.teklacap.com; and (iv) on the SEC's website at http://www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the SEC on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.teklacap.com, or the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

You can find information regarding the Fund at the Fund's website, www.teklacap.com. The Fund regularly posts information to its website, including information regarding daily share pricing and distributions and press releases, and maintains links to the Fund's SEC filings. The Fund currently publishes and distributes quarterly fact cards, including performance, portfolio and sector information for each fiscal quarter. These fact cards will be available on the Fund's website and by request from the Fund's marketing and investor support services agent, Destra Capital investments, at 1-877-855-3434.

DISTRIBUTION POLICY: The Fund has a managed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

SHARE REPURCHASE PROGRAM: In March 2018, the Trustees reauthorized the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period ending July 14, 2019.

PORTFOLIO MANAGEMENT: Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A., Timothy Gasperoni, M.B.A, Ph.D., Christian M. Richard, M.B.A, M.S., Henry Skinner, Ph. D., Christopher Abbott, Robert Benson, CFA, CAIA, Amanda Birdsey-Benson, Ph.D., Richard Goss and Alan Kwan, M.B.A, Ph.D. are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

HOUSEHOLDING: A number of banks, brokers and financial advisers have instituted "householding". Under this practice, which has been approved by the SEC, only one copy of shareholder documents may be delivered to multiple shareholders who share the same address and satisfy other conditions. Householding is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. If you do not want the mailing of your shareholder documents to be combined with those of other members of your household, please contact your bank, broker or financial adviser.

TEKLA HEALTHCARE INVESTORS

New York Stock Exchange Symbol: HQH
NAV Symbol: XHQHX

100 Federal Street, 19th Floor
Boston, Massachusetts 02110
(617) 772-8500
www.teklacap.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Michael W. Bonney
Rakesh K. Jain, Ph.D.
Thomas M. Kent, CPA
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky, M.B.A., J.D.
William S. Reardon
Lucinda H. Stebbins, CPA

Investment Adviser

Tekla Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from
our website (www.teklacap.com) or by calling

617-772-8500

Item 2. CODE OF ETHICS.

Not applicable to this semi-annual filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual filing.

ITEM 6.  INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual filing.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual filing.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total No. of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2017—Oct. 31, 2017)
Month #2 (Nov. 1, 2017— Nov. 30, 2017)
Month #3 (Dec. 1, 2017 — Dec. 31, 2017)
Month #4 (Jan. 1, 2018 — Jan. 31, 2018)
Month #5 (Feb. 1, 2018— Feb. 29, 2018)
Month #6 (Mar. 1, 2018 — Mar. 31, 2018)
Total

(1)         On June 30, 2011, the share repurchase program was announced, which has been subsequently reviewed and approved by the Board of Trustees. On March 23, 2018 the share repurchase program was renewed, allowing the Registrant to repurchase up to 12% of its outstanding shares for a one year period ending July 14, 2018. On March 22, 2018, the Trustees approved the renewal of the repurchase program to allow the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 14, 2019.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)             In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)               There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control.

ITEM 12. EXHIBITS

(a)(1)      Code of Ethics - Not applicable to this semi-annual filing.

(a)(2) Separate certifications of the Principal Executive and Financial Officers as required by Rule 30a-2(a) under the 1940Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 1 and 2).

(a)(3) Notice to Fund’s shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1 (Exhibit 3).

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 4).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TEKLA HEALTHCARE INVESTORS

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	6/1/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	6/1/18

* Print the name and title of each signing officer under his or her signature.